                                                                   EXHIBIT 10.48

                        AMENDMENT TO SECURITY AGREEMENT
                        -------------------------------

     This Amendment (the "Amendment") to Security Agreement is effective as of
                          ---------
May 11, 2001, by and among HealthCentral.com, a Delaware corporation (the "Debtor"), and a Majority in Interest of the Secured Parties (as defined in the
 ------
Security Agreement), and amends that certain Security Agreement (the "Security
                                                                      --------
Agreement") dated May 10, 2001.  Capitalized terms used but not defined herein
---------
shall have the meanings given such terms in the Security Agreement.

                                   RECITALS

     A. The Debtor and the Secured Parties are parties to the Security Agreement, pursuant to which the Debtor granted to the Secured Parties security interest in the Collateral (as defined in the Security Agreement).

     B. The Debtor and a majority in interest of the Secured Parties may amend the Security Agreement pursuant to Section 12.

     In consideration of the mutual promises contained herein, the parties agree as follows:


1.   Amendment.
     ---------

     a. Section 6(ii) of the Security Agreement is hereby amended to read in its entirety as follows (with the amended language highlighted in bold):

                "if the outstanding amount of principal under the Notes exceeds the sum of (i) fifty percent (50%) of the inventory as stated in the Company's latest monthly inventory and accounts receivable report, which shall reflect the Company's best estimate of appropriate net adjustments and write-downs for impairment (the "Inventory/A/R Report"), as reported to the
                                  --------------------
                 Secured Parties, plus (ii) eighty percent (80%) of the accounts receivable that are not more than 90 days past due, net of reserves as stated in the Company's latest Inventory/A/R Report, as reported to the Secured Parties, and the Company does not cure such default within ten (10) days thereafter; or"

     b. Section 10 of the Security Agreement is hereby amended to read in its entirety as follows (with the amended language highlighted in bold):

      "Power of Attorney.  A Majority in Interest of the Secured Parties may at
       -----------------
  any time in writing appoint a representative as the true and lawful attorney-in-fact for the Secured Parties with full power of substitution to execute on behalf of the Secured Parties a financing statement covering the Collateral, and any and all financing statements, continuation statements and amendments thereto and all releases and termination statements relating thereto as may be designated in writing by a Majority in Interest of the Secured Parties."

     2.   Counterparts.  This Amendment may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Security Agreement effective as of the date first above written.

DEBTOR:                             HEALTHCENTRAL.COM



                                    By:     /s/ C. Fred Toney
                                            ------------------------------------

                                    Name:   C. Fred Toney
                                            ------------------------------------

                                    Title:  Chief Executive Officer
                                            ------------------------------------


SECURED PARTIES

                                    PORRIDGE, LLC

                                    By:     /s/ Arthur J. Samberg
                                            ------------------------------------

                                    Name:   Arthur J. Samberg
                                            ------------------------------------

                                    Title:  Managing Partner
                                            ------------------------------------


                                    PAW OFFSHORE FUND, LTD.

                                    By:     /s/ John Ernenwein
                                            ------------------------------------

                                    Name:   John Ernenwein
                                            ------------------------------------

                                    Title:  Chief Op. Officer of Inv. Advisor
                                            ------------------------------------


                                    PAW PARTNERS , LP.

                                    By:     /s/ John Ernenwein
                                            ------------------------------------

                                    Name:   John Ernenwein
                                            ------------------------------------

                                    Title:  Chief Op. Officer of G.P.
                                            ------------------------------------

               SIGNATURE PAGE TO AMENDMENT TO SECURITY AGREEMENT

                                    HELZEL KIRSHMAN, L.P.

                                    By:     /s/ Lawrence B. Helzel
                                            ------------------------------------

                                    Name:   Lawrence B. Helzel
                                            ------------------------------------

                                    Title:  General Partner
                                            ------------------------------------


                                    HORNTHAL LIVING TRUST

                                    By:     /s/ James Hornthal
                                            ------------------------------------

                                    Name:   James Hornthal
                                            ------------------------------------

                                    Title:  Trustee
                                            ------------------------------------


                                    C. FRED TONEY

                                    By:     /s/ C. Fred Toney
                                            ------------------------------------

                                    Name:   Ruth A. Schaumberger
                                            ------------------------------------

                                    Title:  ____________________________________



                                    BANK ONE TRUST COMPANY, N.A. AS TRUSTEE OF
                                    RONALD L. CHEZ IRA

                                    By:     /s/ Ruth A. Schaumberger
                                            ------------------------------------

                                    Name:   Ruth A. Schaumberger
                                            ------------------------------------

                                    Title:   Vice President
                                             -----------------------------------

               SIGNATURE PAGE TO AMENDMENT TO SECURITY AGREEMENT

                                    LEO B. AND FLORENCE HELZEL LIVING TRUST

                                    By:     /s/ Leo B. Helzel
                                            ------------------------------------

                                    Name:   Leo B. Helzlel
                                            ------------------------------------

                                    Title:  Trustee
                                            ------------------------------------


                                    HENRY F. BANNISTER

                                    By:     /s/ Henry F. Bannister
                                            ------------------------------------

                                    Name:       Henry F. Bannister
                                            ------------------------------------

                                    Title:  ____________________________________


                                    THE LEONARD AND DENA OPPENHEIM REVOCABLE
                                    TRUST DATED 1/6/00

                                    By:     /s/ Leonard A. Oppenheim
                                            ------------------------------------

                                    Name:   Leonard A. Oppenheim
                                            ------------------------------------

                                    Title:  Trustee
                                            ------------------------------------


                                    LARRY ZALK

                                    By:     /s/ Larry Zalk
                                            ------------------------------------

                                    Name:   Larry Zalk
                                            ------------------------------------

                                    Title:  ____________________________________



               SIGNATURE PAGE TO AMENDMENT TO SECURITY AGREEMENT

                                    UBS PAINEWEBBER INC., NOT IN ITS CORPORATE
                                    CAPACITY BUT SOLELY AS CUSTODIAN FOR THE
                                    INDIVIDUAL RETIREMENT ACCOUNT OF CHARLES
                                    FREDERICK TONEY JR.

                                    By:     /s/ Stephen Massocca
                                            ------------------------------------

                                    Name:   Stephen Massocca
                                            ------------------------------------

                                    Title:  President
                                            ------------------------------------


                                    THE KEVIN R.E. CASTNER SEPARATE PROPERTY
                                    REVOCABLE TRUST, DATED FEBRUARY 16, 2001

                                    By:     /s/ Kevin R.E. Castner
                                            ------------------------------------

                                    Name:   Kevin R.E. Castner
                                            ------------------------------------

                                    Title:  Trustee
                                            ------------------------------------



               SIGNATURE PAGE TO AMENDMENT TO SECURITY AGREEMENT